UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 3.02 of this current report on Form 8-K is responsive to this Item 1.01, and is hereby incorporated by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Pursuant to that certain Third Amended and Restated Advisory Agreement dated as of February 27, 2013, as amended from time to time, or the Advisory Agreement, by and between Bluerock Residential Growth REIT, Inc., or the Company, its operating partnership, Bluerock Residential Holdings, L.P., or the Operating Partnership, and its former advisor, Bluerock Multifamily Advisor, LLC, a Delaware limited liability company, or the Former Advisor, the Former Advisor is entitled to the payment of certain fees in compensation for advisory and general management services rendered thereunder for periods prior to the Company’s initial public offering on April 2, 2014, and reimbursements for certain costs and expenses incurred in connection with the provision thereof, in an aggregate amount of $1,179,795.95, or the Former Advisor Obligation. Effective on September 4, 2015, the Former Advisor and BRG Manager, LLC, a Delaware limited liability company, or the Manager, entered into an Assignment Agreement pursuant to which the Former Advisor assigned its right to payment of the Former Advisor Obligation to the Manager. The Manager has agreed to receive the Former Advisor Obligation entirely in LTIP units of the Operating Partnership, or LTIP Units.

On September 4, 2015, the Board, including its independent directors, approved the payment of the Former Advisor Obligation entirely in LTIP Units. The Board, including its independent directors, further approved the issuance by the Operating Partnership to the Manager, on September 14, 2015 (five business days following September 4, 2015), or the Issuance Date, of a number of LTIP Units equal to (i) the dollar amount of the Former Advisor Obligation payable in such LTIP Units (calculated as $1,179,795.95), divided by (ii) the average of the closing prices of the Company’s Class A Common Stock, $0.01 par value per share, on the NYSE MKT on the five business days prior to the Issuance Date, or the Former Advisor LTIP Units, in payment of the Former Advisor Obligation.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Former Advisor LTIP Units to the Manager in reliance upon exemptions from registration provided by Section 4(A)(2) of the Securities Act of 1933 and Regulation D. The Manager has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Former Advisor LTIP Units shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The Manager will be entitled to receive “distribution equivalents” with respect to the Former Advisor LTIP Units at the same time distributions are paid to the holders of the Company’s Class A common stock.

The foregoing description of the Assignment Agreement is a summary and is qualified in its entirety by the terms of the Assignment Agreement, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Assignment Agreement, between and among Bluerock Multifamily Advisor, LLC and BRG Manager, LLC, dated September 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: September 11, 2015	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Assignment Agreement, between and among Bluerock Multifamily Advisor, LLC and BRG Manager, LLC, dated September 4, 2015